Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Second Quarter 2018
August 1, 2018
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower 301 E Fourth Street
Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Second Quarter 2018

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Highlights
Net earnings	$210	$145	$166	$11	$145	$355	$298
Core net operating earnings	185	219	197	95	145	404	296
Total assets	61,834	60,656	60,658	60,163	58,618	61,834	58,618
Adjusted shareholders’ equity (a)	4,920	4,865	4,724	4,852	4,837	4,920	4,837
Property and Casualty net written premiums	1,257	1,102	1,161	1,433	1,130	2,359	2,157
Annuity statutory premiums	1,399	1,148	909	876	1,266	2,547	2,556
Per share data
Diluted earnings per share	$2.31	$1.60	$1.84	$0.13	$1.61	$3.92	$3.32
Core net operating earnings per share	2.04	2.42	2.20	1.06	1.61	4.46	3.29
Adjusted book value per share (a)	55.24	54.74	53.51	55.08	54.97	55.24	54.97
Cash dividends per common share	1.8500	0.3500	2.3500	0.3125	1.8125	2.2000	2.1250
Financial ratios
Annualized return on equity (b)	17.1%	12.3%	14.4%	1.0%	12.3%	14.8%	12.8%
Annualized core operating return on equity (b)	15.1%	18.6%	17.2%	8.1%	12.3%	16.9%	12.7%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	59.7%	57.8%	59.8%	71.4%	59.5%	58.8%	59.5%
Underwriting expense ratio	34.0%	33.9%	27.5%	27.9%	33.7%	34.0%	33.2%

Combined ratio - Specialty	93.7%	91.7%	87.3%	99.3%	93.2%	92.8%	92.7%

Net spread on fixed annuities:
Net interest spread	2.81%	2.75%	2.62%	2.69%	2.61%	2.78%	2.59%
Net spread earned:
Before impact of fair value accounting and unlockings	1.46%	1.38%	1.40%	1.36%	1.32%	1.43%	1.31%
Impact of fair value accounting (c)	0.04%	0.16%	(0.13%)	(0.05%)	(0.21%)	0.09%	(0.12%)
Unlockings	(0.32%)	0.00%	(0.06%)	0.00%	0.00%	(0.16%)	0.00%

After impact of fair value accounting and unlockings	1.18%	1.54%	1.21%	1.31%	1.11%	1.36%	1.19%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 19.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Property and Casualty Insurance
Underwriting profit	$72	$91	$155	$8	$72	$163	$150
Net investment income	115	100	86	94	96	215	182
Other income (expense)	(7)	(3)	(8)	(7)	(5)	(10)	—

Property and Casualty Insurance operating earnings	180	188	233	95	163	368	332
Annuity earnings	99	125	97	102	85	224	181
Interest expense of parent holding companies	(16)	(15)	(20)	(21)	(23)	(31)	(44)
Other expense	(32)	(27)	(27)	(18)	(21)	(59)	(47)

Pre-tax core operating earnings	231	271	283	158	204	502	422
Income tax expense	46	52	86	63	59	98	126

Core net operating earnings	185	219	197	95	145	404	296
Non-core items, net of tax:
Realized gains (losses) on securities	25	(74)	4	(8)	5	(49)	7
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(58)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(16)	—	—	—
Neon exited lines charge	—	—	18	—	—	—	—
Tax benefit related to Neon restructuring	—	—	56	—	—	—	—
Tax expense related to change in U.S. corporate tax rate	—	—	(83)	—	—	—	—
Loss on retirement of debt	—	—	(26)	(2)	(5)	—	(5)

Net earnings	$210	$145	$166	$11	$145	$355	$298

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Core net operating earnings	$185	$219	$197	$95	$145	$404	$296

Net earnings	$210	$145	$166	$11	$145	$355	$298

Average number of diluted shares	90.663	90.431	90.109	89.984	89.799	90.549	89.572
Diluted earnings per share:
Core net operating earnings per share	$2.04	$2.42	$2.20	$1.06	$1.61	$4.46	$3.29
Realized gains (losses) on securities	0.27	(0.82)	0.04	(0.08)	0.05	(0.54)	0.08
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.64)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.18)	—	—	—
Neon exited lines charge	—	—	0.19	—	—	—	—
Tax benefit related to Neon restructuring	—	—	0.62	—	—	—	—
Tax expense related to change in U.S. corporate tax rate	—	—	(0.92)	—	—	—	—
Loss on retirement of debt	—	—	(0.29)	(0.03)	(0.05)	—	(0.05)

Diluted earnings per share	$2.31	$1.60	$1.84	$0.13	$1.61	$3.92	$3.32

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Property and Transportation	$23	$33	$84	$6	$21	$56	$64
Specialty Casualty	29	41	58	2	29	70	44
Specialty Financial	22	15	19	(3)	23	37	45
Other Specialty	(1)	3	(5)	4	—	2	(1)

Underwriting profit - Specialty	73	92	156	9	73	165	152
Other core charges, included in loss and LAE	1	1	1	1	1	2	2

Underwriting profit - Core	72	91	155	8	72	163	150
Special A&E charges, included in loss and LAE	—	—	—	(89)	—	—	—
Neon exited lines charge, included in loss and LAE	—	—	18	—	—	—	—
Neon exited lines charge, included in underwriting expenses	—	—	—	—	—	—	—

Underwriting profit (loss) - Property and Casualty Insurance	$72	$91	$173	$(81)	$72	$163	$150

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$4	$6	$—	$—	$—
Catastrophe loss	16	13	8	107	18	29	25

Total current accident year catastrophe losses	$16	$13	$12	$113	$18	$29	$25

Prior year loss reserve development (favorable) / adverse	$(44)	$(56)	$(66)	$52	$(22)	$(100)	$(50)

Combined ratio:
Property and Transportation	93.9%	90.4%	82.6%	98.9%	94.2%	92.2%	90.7%
Specialty Casualty	95.1%	92.9%	90.0%	99.5%	94.7%	94.0%	95.8%
Specialty Financial	85.6%	90.2%	86.2%	102.2%	84.4%	87.9%	84.8%
Other Specialty	105.5%	90.7%	123.0%	85.1%	98.3%	98.7%	102.0%
Combined ratio - Specialty	93.7%	91.7%	87.3%	99.3%	93.2%	92.8%	92.7%
Other core charges	0.0%	0.1%	0.1%	0.1%	0.2%	0.0%	0.1%
Neon exited lines charge, loss and LAE	0.0%	0.0%	(1.4%)	0.0%	0.0%	0.0%	0.0%
Neon exited lines charge, underwriting expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Special A&E charges	0.0%	0.0%	0.0%	7.0%	0.0%	0.0%	0.0%

Combined ratio	93.7%	91.8%	86.0%	106.4%	93.4%	92.8%	92.8%

Combined ratio excl. catastrophe and prior year development	96.2%	95.6%	90.8%	93.8%	93.7%	96.0%	94.0%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	62.2%	61.7%	63.3%	65.9%	60.0%	62.0%	60.8%
Prior accident year loss reserve development	(3.9%)	(5.0%)	(5.4%)	4.2%	(2.0%)	(4.5%)	(2.4%)
Current accident year catastrophe loss	1.4%	1.2%	0.6%	8.4%	1.7%	1.3%	1.2%

Loss and LAE ratio	59.7%	57.9%	58.5%	78.5%	59.7%	58.8%	59.6%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Gross written premiums	$1,665	$1,458	$1,571	$2,104	$1,503	$3,123	$2,827
Ceded reinsurance premiums	(408)	(356)	(410)	(671)	(373)	(764)	(670)

Net written premiums	1,257	1,102	1,161	1,433	1,130	2,359	2,157
Change in unearned premiums	(96)	5	64	(166)	(65)	(91)	(70)

Net earned premiums	1,161	1,107	1,225	1,267	1,065	2,268	2,087
Loss and LAE	692	640	733	905	634	1,332	1,242
Underwriting expense	396	375	336	353	358	771	693

Underwriting profit	$73	$92	$156	$9	$73	$165	$152

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$4	$6	$—	$—	$—
Catastrophe loss	16	13	8	107	18	29	25

Total current accident year catastrophe losses	$16	$13	$12	$113	$18	$29	$25

Prior year loss reserve development (favorable) / adverse	$(45)	$(57)	$(49)	$(38)	$(23)	$(102)	$(52)

Combined ratio:
Loss and LAE ratio	59.7%	57.8%	59.8%	71.4%	59.5%	58.8%	59.5%
Underwriting expense ratio	34.0%	33.9%	27.5%	27.9%	33.7%	34.0%	33.2%

Combined ratio	93.7%	91.7%	87.3%	99.3%	93.2%	92.8%	92.7%

Combined ratio excl. catastrophe and prior year development	96.2%	95.6%	90.8%	93.8%	93.7%	96.0%	94.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.2%	61.7%	63.3%	65.9%	60.0%	62.0%	60.8%
Prior accident year loss reserve development	(3.9%)	(5.1%)	(4.1%)	(2.9%)	(2.2%)	(4.5%)	(2.5%)
Current accident year catastrophe loss	1.4%	1.2%	0.6%	8.4%	1.7%	1.3%	1.2%

Loss and LAE ratio	59.7%	57.8%	59.8%	71.4%	59.5%	58.8%	59.5%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Gross written premiums	$615	$426	$626	$1,073	$573	$1,041	$989
Ceded reinsurance premiums	(193)	(102)	(202)	(449)	(180)	(295)	(272)

Net written premiums	422	324	424	624	393	746	717
Change in unearned premiums	(48)	26	61	(97)	(36)	(22)	(18)

Net earned premiums	374	350	485	527	357	724	699
Loss and LAE	239	220	325	407	232	459	440
Underwriting expense	112	97	76	114	104	209	195

Underwriting profit	$23	$33	$84	$6	$21	$56	$64

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$2	$—	$—	$—
Catastrophe loss	10	5	(3)	23	11	15	16

Total current accident year catastrophe losses	$10	$5	$(3)	$25	$11	$15	$16

Prior year loss reserve development (favorable) / adverse	$(21)	$(18)	$(4)	$(8)	$(11)	$(39)	$(28)

Combined ratio:
Loss and LAE ratio	63.8%	63.0%	67.1%	77.3%	64.9%	63.4%	62.8%
Underwriting expense ratio	30.1%	27.4%	15.5%	21.6%	29.3%	28.8%	27.9%

Combined ratio	93.9%	90.4%	82.6%	98.9%	94.2%	92.2%	90.7%

Combined ratio excl. catastrophe and prior year development	96.8%	94.1%	84.0%	96.0%	94.3%	95.5%	92.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.7%	66.7%	68.5%	74.4%	65.0%	66.7%	64.6%
Prior accident year loss reserve development	(5.6%)	(5.1%)	(0.8%)	(1.5%)	(3.1%)	(5.4%)	(4.0%)
Current accident year catastrophe loss	2.7%	1.4%	(0.6%)	4.4%	3.0%	2.1%	2.2%

Loss and LAE ratio	63.8%	63.0%	67.1%	77.3%	64.9%	63.4%	62.8%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Gross written premiums	$858	853	$737	$850	$756	$1,711	$1,500
Ceded reinsurance premiums	(219)	(259)	(182)	(226)	(195)	(478)	(399)

Net written premiums	639	594	555	624	561	1,233	1,101
Change in unearned premiums	(44)	(15)	18	(56)	(24)	(59)	(56)

Net earned premiums	595	579	573	568	537	1,174	1,045
Loss and LAE	378	345	338	402	339	723	670
Underwriting expense	188	193	177	164	169	381	331

Underwriting profit	$29	$41	$58	$2	$29	$70	$44

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$4	$2	$—	$—	$—
Catastrophe loss	1	5	14	54	2	6	3

Total current accident year catastrophe losses	$1	$5	$18	$56	$2	$6	$3

Prior year loss reserve development (favorable) / adverse	$(15)	$(35)	$(52)	$(23)	$(5)	$(50)	$(11)

Combined ratio:
Loss and LAE ratio	63.4%	59.5%	59.1%	70.7%	63.1%	61.5%	64.1%
Underwriting expense ratio	31.7%	33.4%	30.9%	28.8%	31.6%	32.5%	31.7%

Combined ratio	95.1%	92.9%	90.0%	99.5%	94.7%	94.0%	95.8%

Combined ratio excl. catastrophe and prior year development	97.5%	97.9%	96.7%	94.0%	95.2%	97.7%	96.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	65.8%	64.5%	65.8%	65.2%	63.6%	65.2%	64.8%
Prior accident year loss reserve development	(2.5%)	(6.0%)	(9.2%)	(4.0%)	(0.9%)	(4.2%)	(1.0%)
Current accident year catastrophe loss	0.1%	1.0%	2.5%	9.5%	0.4%	0.5%	0.3%

Loss and LAE ratio	63.4%	59.5%	59.1%	70.7%	63.1%	61.5%	64.1%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Gross written premiums	$192	179	$208	$181	$174	$371	$338
Ceded reinsurance premiums	(33)	(31)	(52)	(31)	(25)	(64)	(48)

Net written premiums	159	148	156	150	149	307	290
Change in unearned premiums	—	1	(15)	(8)	(3)	1	3

Net earned premiums	159	149	141	142	146	308	293
Loss and LAE	54	60	47	79	49	114	101
Underwriting expense	83	74	75	66	74	157	147

Underwriting profit (loss)	$22	$15	$19	$(3)	$23	$37	$45

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$2	$—	$—	$—
Catastrophe loss	3	3	(5)	29	5	6	6

Total current accident year catastrophe losses	$3	$3	$(5)	$31	$5	$6	$6

Prior year loss reserve development (favorable) / adverse	$(8)	$(3)	$1	$(5)	$(8)	$(11)	$(17)

Combined ratio:
Loss and LAE ratio	33.9%	40.2%	33.1%	56.0%	33.1%	37.0%	34.4%
Underwriting expense ratio	51.7%	50.0%	53.1%	46.2%	51.3%	50.9%	50.4%

Combined ratio	85.6%	90.2%	86.2%	102.2%	84.4%	87.9%	84.8%

Combined ratio excl. catastrophe and prior year development	89.0%	90.2%	89.1%	84.9%	86.5%	89.6%	88.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	37.3%	40.2%	36.0%	38.7%	35.2%	38.7%	38.2%
Prior accident year loss reserve development	(5.4%)	(1.8%)	0.8%	(3.1%)	(5.4%)	(3.6%)	(5.8%)
Current accident year catastrophe loss	2.0%	1.8%	(3.7%)	20.4%	3.3%	1.9%	2.0%

Loss and LAE ratio	33.9%	40.2%	33.1%	56.0%	33.1%	37.0%	34.4%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	37	36	26	35	27	73	49

Net written premiums	37	36	26	35	27	73	49
Change in unearned premiums	(4)	(7)	—	(5)	(2)	(11)	1

Net earned premiums	33	29	26	30	25	62	50
Loss and LAE	21	15	23	17	14	36	31
Underwriting expense	13	11	8	9	11	24	20

Underwriting profit (loss)	$(1)	$3	$(5)	$4	$—	$2	$(1)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	—	2	1	—	2	—

Total current accident year catastrophe losses	$2	$—	$2	$1	$—	$2	$—

Prior year loss reserve development (favorable) / adverse	$(1)	$(1)	$6	$(2)	$1	$(2)	$4

Combined ratio:
Loss and LAE ratio	68.7%	51.3%	86.2%	52.6%	62.0%	60.7%	64.9%
Underwriting expense ratio	36.8%	39.4%	36.8%	32.5%	36.3%	38.0%	37.1%

Combined ratio	105.5%	90.7%	123.0%	85.1%	98.3%	98.7%	102.0%

Combined ratio excl. catastrophe and prior year development	99.6%	96.6%	94.5%	90.4%	93.5%	98.2%	93.5%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Net investment income	$412	$394	$376	$375	$360	$806	$707
Guaranteed withdrawal benefit fees	16	16	17	15	14	32	28
Policy charges and other miscellaneous income	11	10	7	11	12	21	25

Total revenues	439	420	400	401	386	859	760
Annuity benefits	260	182	257	215	224	442	420
Acquisition expenses	49	81	15	54	47	130	99
Other expenses	31	32	31	30	30	63	60

Total costs and expenses	340	295	303	299	301	635	579

Annuity earnings before income taxes	$99	$125	$97	$102	$85	$224	$181

Detail of Annuity earnings before income taxes
Earnings before income taxes, impact of fair value accounting and unlockings	$123	$112	$111	$106	$101	$235	$199
Impact of fair value accounting (a)	3	13	(11)	(4)	(16)	16	(18)
Unlockings	(27)	—	(3)	—	—	(27)	—

Earnings before income taxes	$99	$125	$97	$102	$85	$224	$181

(a)	Changes in fair value of derivatives, offset by an estimate of the related acceleration/deceleration of the amortization of deferred policy acquistion costs and the deferred sales inducements, were as follows:

Interest on Embedded Derivative liability	$(8)	$(7)	$(5)	$(4)	$(4)	$(15)	$(7)
Impact of changes in interest rates higher (lower) than expected	12	27	(12)	(10)	(17)	39	(28)
Change in markets (1)	6	(2)	9	6	5	4	14
Renewal option purchases lower (higher) than expected	(3)	(4)	—	1	1	(7)	3
Other (2)	(4)	(1)	(3)	3	(1)	(5)	—

Impact of Fair Value accounting, as reported	$3	$13	$(11)	$(4)	$(16)	$16	$(18)

Embedded Derivative liability balance at end of period	$2,776	$2,549	$2,542	$2,293	$2,129	$2,776	$2,129

(1)	Reflects impact of changes in stock market, incuding volatility
(2)	Includes impact of actual vs. expected lapse activity

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Detail of annuity benefits expense:
Interest credited - fixed	$173	$166	$164	$160	$157	$339	$309
Interest credited - fixed component of variable annuities	2	1	1	1	2	3	3
Change in expected death and annuitization reserve	4	4	5	5	4	8	8
Amortization of sales inducements	5	5	5	4	4	10	10
Guaranteed withdrawal benefit reserve	19	23	16	18	17	42	33
Change in other benefit reserves	11	8	9	16	9	19	20
Unlockings (a)	54	—	35	—	—	54	—

Subtotal before impact of fair value accounting	268	207	235	204	193	475	383
Embedded derivative mark-to-market (b)	82	(63)	178	127	112	19	259
Equity option mark-to-market	(90)	38	(156)	(116)	(81)	(52)	(222)

Subtotal impact of fair value accounting	(8)	(25)	22	11	31	(33)	37

Total annuity benefits expense	$260	$182	$257	$215	$224	$442	$420

(a)

Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $27 million in 2018 and $32 million in 2017 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses and other income. In total, AFG recorded an unlocking expense of $27 million in Q2 2018 and $3 million in Q4 2017.

(b)	Excludes unlocking impact of $44 million in 2018 and $25 million in 2017.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Average fixed annuity investments (at amortized cost) (a)	$33,935	$33,002	$32,245	$31,713	$30,988	$33,469	$30,522
Average annuity benefits accumulated	34,165	33,329	32,680	32,029	31,212	33,747	30,698

Annuity benefits accumulated in excess of investments (a)	$(230)	$(327)	$(435)	$(316)	$(224)	$(278)	$(176)

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.83%	4.74%	4.62%	4.70%	4.62%	4.79%	4.60%
Interest credited	(2.02%)	(1.99%)	(2.00%)	(2.01%)	(2.01%)	(2.01%)	(2.01%)

Net interest spread on fixed annuities	2.81%	2.75%	2.62%	2.69%	2.61%	2.78%	2.59%
Policy charges and other miscellaneous income	0.10%	0.10%	0.10%	0.10%	0.12%	0.10%	0.13%
Other annuity benefit expenses, net	(0.27%)	(0.29%)	(0.21%)	(0.33%)	(0.27%)	(0.28%)	(0.29%)
Acquisition expenses	(0.89%)	(0.94%)	(0.60%)	(0.65%)	(0.58%)	(0.91%)	(0.62%)
Other expenses	(0.35%)	(0.38%)	(0.37%)	(0.36%)	(0.38%)	(0.36%)	(0.38%)
Change in fair value of derivatives	0.10%	0.30%	(0.27%)	(0.14%)	(0.39%)	0.19%	(0.24%)
Unlockings	(0.32%)	0.00%	(0.06%)	0.00%	0.00%	(0.16%)	0.00%

Net spread earned on fixed annuities	1.18%	1.54%	1.21%	1.31%	1.11%	1.36%	1.19%

Average annuity benefits accumulated	$34,165	$33,329	$32,680	$32,029	$31,212	$33,747	$30,698
Net spread earned on fixed annuities	1.18%	1.54%	1.21%	1.31%	1.11%	1.36%	1.19%

Earnings on fixed annuity benefits accumulated	$101	$128	$99	$105	$87	$229	$183
Annuity benefits accumulated in excess of investments	$(230)	$(327)	$(435)	$(316)	$(224)	$(278)	$(176)
Net investment income (as % of investments)	4.83%	4.74%	4.62%	4.70%	4.62%	4.79%	4.60%

Earnings (loss) on annuity benefits accumulated in excess of investments	$(3)	$(4)	$(5)	$(4)	$(3)	$(7)	$(4)
Variable annuity earnings	1	1	3	1	1	2	2

Earnings before income taxes	$99	$125	$97	$102	$85	$224	$181

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting and unlockings	1.46%	1.38%	1.40%	1.36%	1.32%	1.43%	1.31%
Change in fair value of derivatives	0.10%	0.30%	(0.27%)	(0.14%)	(0.39%)	0.19%	(0.24%)
Estimated net offsets to deferred sales inducements and deferred policy acquisition costs	(0.06%)	(0.14%)	0.14%	0.09%	0.18%	(0.10%)	0.12%
Unlockings	(0.32%)	0.00%	(0.06%)	0.00%	0.00%	(0.16%)	0.00%

Net spread earned - after impact of fair value accounting and unlockings	1.18%	1.54%	1.21%	1.31%	1.11%	1.36%	1.19%

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Retail single premium annuities - indexed	$378	$294	$239	$219	$265	$672	$532
Retail single premium annuities - fixed	23	21	21	18	19	44	37
Broker dealer single premium annuities - indexed	355	259	174	148	209	614	411
Broker dealer single premium annuities - fixed	4	3	1	1	3	7	5
Financial institutions single premium annuities - indexed	448	413	364	360	500	861	987
Financial institutions single premium annuities - fixed	131	105	63	82	215	236	477
Education market - fixed and indexed annuities	54	46	41	41	47	100	92

Subtotal fixed annuity premiums	1,393	1,141	903	869	1,258	2,534	2,541
Variable annuities	6	7	6	7	8	13	15

Total annuity premiums	$1,399	$1,148	$909	$876	$1,266	$2,547	$2,556

Summary by Distribution Channel:
Total retail	$401	$315	$260	$237	$284	$716	$569

Total broker dealer	$359	$262	$175	$149	$212	$621	$416

Total financial institutions	$579	$518	$427	$442	$715	$1,097	$1,464

Summary by Product Type:
Total indexed	$1,213	$992	$802	$746	$998	$2,205	$1,975

Total fixed	$180	$149	$101	$123	$260	$329	$566

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Beginning fixed annuity reserves	$33,652	$33,005	$32,354	$31,704	$30,719	$33,005	$29,647
Premiums	1,393	1,141	903	869	1,258	2,534	2,541
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	—	(64)	—	—	—	—
Surrenders, benefits and other withdrawals	(706)	(627)	(596)	(540)	(571)	(1,333)	(1,110)
Interest and other annuity benefit expenses:
Interest credited	173	166	164	160	157	339	309
Embedded derivative mark-to-market	82	(63)	178	127	112	19	259
Change in other benefit reserves	29	30	25	34	29	59	58
Unlockings	55	—	41	—	—	55	—

Ending fixed annuity reserves	$34,678	$33,652	$33,005	$32,354	$31,704	$34,678	$31,704

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$34,678	$33,652	$33,005	$32,354	$31,704	$34,678	$31,704
Impact of unrealized investment gains on reserves	32	71	133	138	128	32	128
Fixed component of variable annuities	176	178	178	179	182	176	182

Annuity benefits accumulated per balance sheet	$34,886	$33,901	$33,316	$32,671	$32,014	$34,886	$32,014

Annualized surrenders and other withdrawals as a % of beginning reserves	8.4%	7.6%	7.4%	6.8%	7.4%	8.1%	7.5%

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17
1 - 1.99%	78%	77%	76%	75%	75%	73%
2 - 2.99%	4%	5%	5%	5%	5%	6%
3 - 3.99%	9%	9%	10%	10%	10%	11%
4.00% and above	9%	9%	9%	10%	10%	10%
Annuity Benefits Accumulated	$34,886	$33,901	$33,316	$32,671	$32,014	$31,002
Traditional Fixed and FIA Surrender Value (a) (b)	$26,502	$25,582	$25,138	$24,428	$23,925	$23,284
Ability to Lower Average Crediting Rates by (a) (c)	1.09%	1.00%	0.92%	0.88%	0.86%	0.82%
Pretax earnings impact of crediting guaranteed minimums (a) (assumes net DAC impact over time = $0)	$288	$255	$230	$216	$206	$191

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	FIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(c)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17
Assets:
Total cash and investments	$46,779	$45,949	$46,048	$45,253	$44,779	$43,350
Recoverables from reinsurers	3,073	3,173	3,369	3,262	2,839	2,735
Prepaid reinsurance premiums	645	614	600	691	587	533
Agents’ balances and premiums receivable	1,266	1,113	1,146	1,173	1,124	989
Deferred policy acquisition costs	1,582	1,417	1,216	1,119	1,156	1,205
Assets of managed investment entities	5,032	5,090	4,902	4,767	4,873	5,331
Other receivables	1,048	918	1,030	1,545	923	875
Variable annuity assets (separate accounts)	636	632	644	628	620	614
Other assets	1,574	1,551	1,504	1,526	1,518	1,633
Goodwill	199	199	199	199	199	199

Total assets	$61,834	$60,656	$60,658	$60,163	$58,618	$57,464

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,093	$9,193	$9,678	$9,563	$8,730	$8,621
Unearned premiums	2,539	2,413	2,410	2,567	2,294	2,174
Annuity benefits accumulated	34,886	33,901	33,316	32,671	32,014	31,002
Life, accident and health reserves	647	656	658	667	676	687
Payable to reinsurers	721	661	743	906	681	621
Liabilities of managed investment entities	4,840	4,869	4,687	4,506	4,685	5,101
Long-term debt	1,301	1,301	1,301	1,284	1,405	1,283
Variable annuity liabilities (separate accounts)	636	632	644	628	620	614
Other liabilities	2,087	1,847	1,887	1,992	2,201	2,166

Total liabilities	$56,750	$55,473	$55,324	$54,784	$53,306	$52,269
Redeemable noncontrolling interests	$—	$—	$3	$—	$—	$—
Shareholders’ equity:
Common stock	$89	$89	$88	$88	$88	$88
Capital surplus	1,220	1,205	1,181	1,167	1,158	1,138
Retained earnings	3,628	3,584	3,248	3,435	3,451	3,466
Unrealized gains - equities	—	—	221	173	158	145
Unrealized gains - fixed maturities	191	342	619	533	481	384
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(27)	(24)	(13)	(6)	(6)	(8)
Other comprehensive income, net of tax	(17)	(13)	(14)	(11)	(18)	(22)

Total shareholders’ equity	5,084	5,183	5,330	5,379	5,312	5,191
Noncontrolling interests	—	—	1	—	—	4

Total liabilities and equity	$61,834	$60,656	$60,658	$60,163	$58,618	$57,464

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17
Shareholders’ equity	$5,084	$5,183	$5,330	$5,379	$5,312	$5,191
Unrealized (gains) related to fixed maturities	(164)	(318)	(606)	(527)	(475)	(376)

Adjusted shareholders’ equity	4,920	4,865	4,724	4,852	4,837	4,815
Goodwill	(199)	(199)	(199)	(199)	(199)	(199)
Intangibles	(34)	(36)	(26)	(29)	(30)	(32)

Tangible adjusted shareholders’ equity	$4,687	$4,630	$4,499	$4,624	$4,608	$4,584

Common shares outstanding	89.072	88.881	88.275	88.093	88.007	87.592
Book value per share:
Book value per share	$57.08	$58.32	$60.38	$61.06	$60.36	$59.26
Adjusted (a)	55.24	54.74	53.51	55.08	54.97	54.98
Tangible, adjusted (b)	52.63	52.10	50.95	52.50	52.36	52.34
Market capitalization
AFG’s closing common share price	$107.33	$112.22	$108.54	$103.45	$99.37	$95.42
Market capitalization	$9,560	$9,974	$9,581	$9,113	$8,745	$8,358
Price / Adjusted book value ratio	1.94	2.05	2.03	1.88	1.81	1.74

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17
AFG senior obligations	$1,018	$1,018	$1,018	$1,003	$1,128	$1,008
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,003	$1,128	$1,008
AFG subordinated debentures	300	300	300	300	300	300

Total principal amount of long-term debt	$1,318	$1,318	$1,318	$1,303	$1,428	$1,308
Shareholders’ equity	5,084	5,183	5,330	5,379	5,312	5,191
Noncontrolling interests (including redeemable NCI)	—	—	4	—	—	4
Less:
Unrealized (gains) - fixed maturity investments	(191)	(342)	(619)	(533)	(481)	(384)

Total adjusted capital	$6,211	$6,159	$6,033	$6,149	$6,259	$6,119

Ratio of debt to total adjusted capital:
Including subordinated debt	21.2%	21.4%	21.8%	21.2%	22.8%	21.4%
Excluding subordinated debt	16.4%	16.5%	16.9%	16.3%	18.0%	16.5%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Property and Casualty Insurance
Paid Losses (GAAP)	$629	$640	$726	$596	$652	$1,269	$1,206

	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	03/31/17
Statutory Surplus
Property and Casualty Insurance	$2,797	$2,781	$2,729	$2,817	$2,882	$3,013
AFG’s principal annuity subsidiaries (total adjusted capital)	$2,511	$2,442	$2,442	$2,433	$2,389	$2,341
Allowable dividends without regulatory approval
Property and Casualty Insurance	$563	$563	$563	$496	$496	$496
Annuity and Run-off	263	263	263	197	197	197

Total	$826	$826	$826	$693	$693	$693

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - June 30, 2018
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$862	$674	$274	$—	$1,810	4%
Fixed maturities - Available for sale	7,506	32,130	12	—	39,648	85%
Fixed maturities - Trading	81	56	—	—	137	0%
Equity securities	1,036	687	54	—	1,777	4%
Investments accounted for using the equity method	475	719	—	—	1,194	3%
Mortgage loans	307	840	—	—	1,147	2%
Policy loans	—	179	—	—	179	0%
Equity index call options	—	615	—	—	615	1%
Real estate and other investments	138	272	53	(191)	272	1%

Total cash and investments	$10,405	$36,172	$393	$(191)	$46,779	100%

	Carrying Value - December 31, 2017
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,398	$625	$315	$—	$2,338	5%
Fixed maturities - Available for sale	7,142	31,223	14	—	38,379	83%
Fixed maturities - Trading	232	116	—	—	348	1%
Equity securities	1,012	594	56	—	1,662	4%
Investments accounted for using the equity method	404	595	—	—	999	2%
Mortgage loans	308	817	—	—	1,125	2%
Policy loans	—	184	—	—	184	0%
Equity index call options	—	701	—	—	701	2%
Real estate and other investments	158	311	57	(214)	312	1%

Total cash and investments	$10,654	$35,166	$442	$(214)	$46,048	100%

Unrealized gain/(loss) on equity securities	$165	$114	$—	$—	$279

Note: On January 1, 2018, AFG adopted Accounting Standards Update (“ASU”) 2016-01, which requires all equity securities other than those accounted for under the equity method to be reported at fair value with holding gains and losses recognized in net earnings.

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/18	3/31/18	12/31/17	09/30/17	06/30/17	06/30/18	06/30/17
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$72	$66	$65	$65	$65	$138	$128
Fixed maturities - Trading	2	—	—	—	2	2	3
Equity securities	16	13	13	12	12	29	26
Equity in investees	18	17	4	8	11	35	15
Other investments	9	6	8	11	8	15	14

Gross investment income	117	102	90	96	98	219	186
Investment expenses	(2)	(2)	(4)	(2)	(2)	(4)	(4)

Total net investment income	$115	$100	$86	$94	$96	$215	$182

Average cash and investments (a)	$10,346	$10,422	$10,062	$9,851	$9,947	$10,395	$9,872

Average yield (b)	4.45%	3.84%	3.42%	3.82%	3.86%	4.14%	3.69%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$350	$338	$342	$332	$322	$688	$640
Equity securities	18	8	7	5	5	26	10
Equity in investees	23	29	9	12	10	52	16
Other investments	22	19	19	26	22	41	41

Gross investment income	413	394	377	375	359	807	707
Investment expenses	(3)	(3)	(4)	(2)	(2)	(6)	(5)

Total net investment income	$410	$391	$373	$373	$357	$801	$702

Average cash and investments (a)	$33,935	$33,002	$32,245	$31,713	$30,988	$33,469	$30,522

Average yield (b)	4.83%	4.74%	4.62%	4.70%	4.62%	4.79%	4.60%

AFG consolidated net investment income:
Property & Casualty	$115	$100	$86	$94	$96	$215	$182
Annuity:
Fixed Annuity	410	391	373	373	357	801	702
Variable Annuity	2	3	3	2	3	5	5
Parent & other	7	4	10	7	9	11	17
Consolidate CLOs	(4)	(3)	(7)	(5)	(5)	(7)	(11)

Total net investment income	$530	$495	$465	$471	$460	$1,025	$895

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
June 30, 2018	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$278	$275	$(3)	1%	1%
States, municipalities and political subdivisions	6,829	6,938	109	17%	15%
Foreign government	149	151	2	0%	0%
Residential mortgage-backed securities	2,566	2,888	322	7%	6%
Commercial mortgage-backed securities	920	934	14	2%	2%
Asset-backed securities	8,849	8,935	86	23%	19%
Corporate and other bonds	19,790	19,664	(126)	50%	42%

Total AFG consolidated	$39,381	$39,785	$404	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.42%
Net of investment expense (a)	4.37%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2017	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$293	$291	$(2)	1%	1%
States, municipalities and political subdivisions	6,912	7,148	236	18%	15%
Foreign government	239	242	3	1%	1%
Residential mortgage-backed securities	2,887	3,230	343	8%	7%
Commercial mortgage-backed securities	928	963	35	2%	2%
Asset-backed securities	7,836	7,962	126	21%	17%
Corporate and other bonds	18,291	18,891	600	49%	41%

Total AFG consolidated	$37,386	$38,727	$1,341	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.51%
Net of investment expense (a)	4.43%
Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	June 30, 2018				December 31, 2017
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
Property and Casualty Insurance:
US Government and government agencies	$232	$230	$(2)	3%	$244	$243	$(1)	3%
States, municipalities and political subdivisions	2,658	2,669	11	35%	2,740	2,798	58	38%
Foreign government	138	138	—	2%	228	229	1	3%
Residential mortgage-backed securities	759	831	72	11%	843	918	75	13%
Commercial mortgage-backed securities	86	87	1	1%	93	95	2	1%
Asset-backed securities	2,193	2,187	(6)	29%	1,716	1,724	8	23%
Corporate and other bonds	1,457	1,445	(12)	19%	1,349	1,367	18	19%

Property and Casualty Insurance	$7,523	$7,587	$64	100%	$7,213	$7,374	$161	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.89%				3.73%
Net of investment expense (a)	3.79%				3.54%
Tax equivalent, net of investment expense (b)	4.00%				4.03%
Approximate average life and duration:
Approximate average life	5 years				5 years
Approximate duration	4 years				4 years

	June 30, 2018				December 31, 2017
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
Annuity and Run-off:
US Government and government agencies	$46	$45	$(1)	0%	$48	$47	$(1)	0%
States, municipalities and political subdivisions	4,171	4,269	98	13%	4,172	4,350	178	14%
Foreign government	11	13	2	0%	11	13	2	0%
Residential mortgage-backed securities	1,804	2,045	241	6%	2,041	2,299	258	7%
Commercial mortgage-backed securities	834	847	13	3%	835	868	33	3%
Asset-backed securities	6,656	6,748	92	21%	6,120	6,238	118	20%
Corporate and other bonds	18,333	18,219	(114)	57%	16,942	17,524	582	56%

Total Annuity and Run-off	$31,855	$32,186	$331	100%	$30,169	$31,339	$1,170	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.53%				4.66%
Net of investment expense (a)	4.49%				4.61%
Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	5 years				5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	June 30, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,691	$6,706	$15	17%
AA	8,360	8,487	127	21%
A	9,574	9,581	7	24%
BBB	11,075	11,041	(34)	28%

Subtotal - Investment grade	35,700	35,815	115	90%
BB	784	779	(5)	2%
B	279	280	1	1%
Other (b)	2,618	2,911	293	7%

Subtotal - Non-Investment grade	3,681	3,970	289	10%

Total	$39,381	$39,785	$404	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2017
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,253	$6,356	$103	16%
AA	8,150	8,411	261	22%
A	9,149	9,447	298	25%
BBB	10,146	10,496	350	27%

Subtotal - Investment grade	33,698	34,710	1,012	90%
BB	725	739	14	2%
B	324	328	4	1%
Other (b)	2,639	2,950	311	7%

Subtotal - Non-Investment grade	3,688	4,017	329	10%

Total	$37,386	$38,727	$1,341	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 30 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

					% of
June 30, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Investment Portfolio
Residential
Agency	$189	$185	$(4)	5%	0%
Prime (Non-Agency)	1,076	1,231	155	32%	3%
Alt-A	891	1,015	124	27%	2%
Subprime	410	457	47	12%	1%
Commercial	920	934	14	24%	2%

Total AFG consolidated	$3,486	$3,822	$336	100%	8%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 78%; Subprime 83%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 733; Alt-A 702; Subprime 631.

•	94% of our Commercial MBS portfolio is investment-grade rated (82% AAA) and the average subordination for this group of assets is 32%.

•	The approximate average life by collateral type is - Residential 4.5 years; Commercial 5 years.

					% of
December 31, 2017	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Investment Portfolio
Residential
Agency	$207	$205	$(2)	5%	0%
Prime (Non-Agency)	1,218	1,386	168	33%	3%
Alt-A	994	1,122	128	27%	3%
Subprime	468	517	49	12%	1%
Commercial	928	963	35	23%	2%

Total AFG consolidated	$3,815	$4,193	$378	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	June 30, 2018
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$151	$147	$(4)	16%	1%
Prime (Non-Agency)	155	175	20	19%	2%
Alt-A	275	312	37	34%	3%
Subprime	178	197	19	21%	2%
Commercial	86	87	1	10%	1%

Total	$845	$918	$73	100%	9%

	December 31, 2017
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$166	$163	$(3)	16%	2%
Prime (Non-Agency)	174	195	21	19%	2%
Alt-A	301	339	38	34%	3%
Subprime	202	221	19	22%	2%
Commercial	93	95	2	9%	1%

Total	$936	$1,013	$77	100%	10%

Annuity and Run-off:	June 30, 2018
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$38	$38	$—	1%	0%
Prime (Non-Agency)	918	1,044	126	36%	3%
Alt-A	616	703	87	25%	2%
Subprime	232	260	28	9%	1%
Commercial	834	847	13	29%	2%

Total	$2,638	$2,892	$254	100%	8%

	December 31, 2017
	Amortized		Unrealized	% of	% of Inv
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$41	$42	$1	1%	0%
Prime (Non-Agency)	1,041	1,178	137	37%	4%
Alt-A	693	783	90	25%	2%
Subprime	266	296	30	10%	1%
Commercial	835	868	33	27%	2%

Total	$2,876	$3,167	$291	100%	9%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	June 30, 2018
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,153	$1,165	$12	30%
AA	132	137	5	4%
A	150	157	7	4%
BBB	205	219	14	6%

Subtotal - investment grade	1,640	1,678	38	44%
BB	183	186	3	5%
B	187	191	4	5%
Other (b)	1,476	1,767	291	46%

Total	$3,486	$3,822	$336	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2017
	Amortized		Unrealized	% of
By Credit Rating (a)	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$1,209	$1,246	$37	30%
AA	90	93	3	2%
A	225	239	14	6%
BBB	170	182	12	4%

Subtotal - investment grade	1,694	1,760	66	42%
BB	192	197	5	5%
B	224	230	6	5%
Other (b)	1,705	2,006	301	48%

Total	$3,815	$4,193	$378	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 30 for more information.

Appendix A
American Financial Group, Inc.
Fixed Maturities - Credit Rating by Type
($ in millions)

	Fair Value - June 30, 2018
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$238	$1,847	$88	$403	$762	$3,173	$195	$6,706	17%
AA	29	4,445	56	119	18	2,405	1,415	8,487	21%
A	—	508	1	135	22	1,976	6,939	9,581	24%
BBB	—	61	—	145	74	764	9,997	11,041	28%

Subtotal - Investment grade	267	6,861	145	802	876	8,318	18,546	35,815	90%
BB	—	—	—	150	36	25	568	779	2%
B	—	8	—	187	4	4	77	280	1%
CCC, CC, C	—	—	—	881	6	3	20	910	2%
D	—	3	—	262	—	—	—	265	1%

Subtotal - Non-Investment grade	—	11	—	1,480	46	32	665	2,234	6%
Not Rated	8	66	6	606	12	585	453	1,736	4%

Total	$275	$6,938	$151	$2,888	$934	$8,935	$19,664	$39,785	100%

	Fair Value - December 31, 2017
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$250	$1,848	$168	$444	$802	$2,649	$195	$6,356	16%
AA	34	4,671	66	74	19	2,242	1,305	8,411	22%
A	—	494	3	216	23	1,835	6,876	9,447	25%
BBB	—	47	—	106	76	800	9,467	10,496	27%

Subtotal - Investment grade	284	7,060	237	840	920	7,526	17,843	34,710	90%
BB	—	4	4	173	24	23	511	739	2%
B	—	7	1	226	4	—	90	328	1%
CCC, CC, C	—	1	—	902	3	3	26	935	2%
D	—	5	—	517	—	—	—	522	1%

Subtotal - Non-Investment grade	—	17	5	1,818	31	26	627	2,524	6%
Not Rated	7	71	—	572	12	410	421	1,493	4%

Total	$291	$7,148	$242	$3,230	$963	$7,962	$18,891	$38,727	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.